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                                 JACK W. MATZ, JR.
                                  PAUL R. MILLER
                           c/o SA TELECOMMUNICATIONS, INC.
                          1600 PROMENADE CENTER, 15TH FLOOR
                              RICHARDSON, TEXAS 75080



                                    May 20, 1997



Compensation Committee
Board of Directors
SA Telecommunications, Inc.
1600 Promenade Center, 15th Floor
Richardson, Texas 75080

Gentlemen:

   Pleas be advised that we desire to waive any bonus compensation determinable by reference to EBITDA (earnings (loss) of the Company and its consolidated subsidiaries determined in accordance with GAAP before interest, taxes, depreciation, amortization, nonrecurring items, and other income (expense) and including certain cash bonuses paid) pursuant to the terms of our Employment Agreements.

                                      Very truly yours,



                                      /s/ JACK W. MATZ, JR.
                                      -------------------------------
                                      Jack W. Matz, Jr.



                                      /s/ PAUL R. MILLER
                                      -------------------------------
                                      Paul R. Miller